UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2022

SHARECARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39535	85-1365053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
255 East Paces Ferry Road NE, Suite 700
Atlanta, Georgia 30305
(Address of principal executive offices)
Registrant's telephone number, including area code: (404) 671-4000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHCR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	SHCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.

On March 31, 2022, Sharecare, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2021. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 2.02, including the press release attached as Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.08. Shareholder Director Nominations.

The Board of Directors of the Company has established June 10, 2022 as the date of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”).

Stockholders who wish to present a proposal in accordance with SEC Rule 14a-8 for inclusion in the proxy materials to be distributed in connection with the 2022 Annual Meeting, or who intend to propose any resolution at the 2022 Annual Meeting, but do not wish to include it in the proxy materials, must submit their proposals or provide notice of such proposals, as applicable, in writing to the Company by April 11, 2022. In addition, in order for any business (including director nomination proposals) to be properly brought before the 2022 Annual Meeting by a stockholder, such stockholder must have delivered notice thereof in proper written form to the Secretary prior to April 11, 2022 and such business must otherwise be a proper matter for stockholder action. Proposals and notices must comply with the specific requirements set forth in the Company’s bylaws and applicable law and must be sent to the Company at 255 East Paces Ferry Road NE, Suite 700 Atlanta, Georgia 30305.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
99.1	Press Release, dated March 31, 2022, reporting the Company's results for the fourth quarter and year ended December 31, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL and included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARECARE, INC.
Dated: March 31, 2022
By: /s/ Justin Ferrero
Name: Justin Ferrero
Title: Chief Financial Officer